UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36332	20-1968197
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

23 Bradford Street

Concord, MA 01742

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 25, 2026, Aldeyra Therapeutics, Inc. (Aldeyra) held a Type D meeting with the U.S. Food and Drug Administration (FDA) regarding reproxalap for the treatment of dry eye disease. Based on the Type D meeting, on September 29, 2026, Aldeyra issued a press release (the Press Release) announcing the intent to submit a Formal Dispute Resolution Request (FDRR) to the FDA’s Office of New Drugs (OND), appealing the March 16, 2026 Complete Response Letter that denied approval of a New Drug Application for reproxalap for the treatment of dry eye disease, and the extension of Aldeyra’s projected operational cash runway into 2029. The FDRR submission and a meeting with the OND are expected in the fourth quarter of 2026. Aldeyra is holding a conference call regarding the announcement on September 29, 2026. A copy of the supplemental presentation, which will be referenced during the conference call and will be posted on Aldeyra’s website is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

This information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.	Other Events.

As reported under Item 7.01 of this Current Report on Form 8-K, on September 29, 2026, Aldeyra issued the Press Release to announce the intent to submit an FDRR, appealing the March 16, 2026 Complete Response Letter that denied approval of a New Drug Application for reproxalap for the treatment of dry eye disease, and the extension of Aldeyra’s projected operational cash runway into 2029. The Press Release is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains and various statements to be made during the conference call are forward-looking statements, including statements regarding the outcome and expected timing of discussions with the FDA; the timing and outcome of the expected FDRR submission; the FDA’s potential approval of reproxalap; the FDA’s potential acceptance and/or approval of a potential NDA resubmission for reproxalap; a potential NDA resubmission or the supplemental responses to the FDA; and Aldeyra’s projected cash runway. Any statements about Aldeyra’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although Aldeyra believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond Aldeyra’s control. Aldeyra has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Aldeyra’s Annual Report on Form 10-K for the year ended December 31, 2025 and Aldeyra’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, which are on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of Aldeyra’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, expected to be filed with the SEC in the fourth quarter of 2026.

In addition to the risks described above and in Aldeyra’s other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra’s results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information conveyed on the conference call is provided only as of the date of the call, and Aldeyra does not undertake any obligation to update any forward-looking statements made in this Current Report on Form 8-K as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Aldeyra Therapeutics, Inc. Presentation dated September 29,2026

99.2	Aldeyra Therapeutics, Inc. Press Release dated September 29,2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady
Name:	Todd C. Brady, M.D., Ph.D.
Title:	Chief Executive Officer

Dated September 29, 2026